                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

 AMENDMENT NO. 1 TO THE CURRENT REPORT ON FORM 8-K REPORTING THE ACQUISITION OF
             THE 10955 LOWELL BUILDING (BUILDING 20) ON JULY 1, 2005

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 1, 2005

                            TOWER PROPERTIES COMPANY

--------------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

           MISSOURI                      0-18261                43-1529759

-------------------------------  -------------------------   -------------------
(state or other jurisdiction of  (Commission File Number)    (I.R.S. employer
incorporation or organization)                               identification no.)

     911 MAIN STREET, SUITE 100
        KANSAS CITY, MISSOURI                                      64105

-----------------------------------------                        -------------
(address of principal executive offices)                          (zip code)

Registrant's telephone number, including area code: (816) 421-8255

                                 NOT APPLICABLE

--------------------------------------------------------------------------------
   (former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS FORM 8-K/A AMENDS THE CURRENT REPORT ON FORM 8-K FILED ON JULY 8, 2005 BY TOWER PROPERTIES COMPANY ("TPC") REPORTING UNDER ITEM 2.01 THE COMPLETION OF THE ACQUISITION ON JULY 1, 2005 OF THE LAND AND OFFICE BUILDING LOCATED AT 10955 LOWELL STREET, OVERLAND PARK, KANSAS ("BUILDING 20"), TO INCLUDE THE FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION REQUIRED BY ITEM 9.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

            The following financial statements and pro forma financial information are filed as part of this report:

      (a)   Financial Statement of Business Acquired.

            Report of Independent Registered Public Accounting Firm

            Statement of Revenue and Certain Expenses for the year ended December 31, 2004

            Notes to the Statement of Revenue and Certain Expenses

      (b)   Pro Forma Financial Information.

            Unaudited Pro Forma Statement of Income for Tower Properties Company for the year ended December 31, 2004

            Unaudited Pro Forma Statement of Income for Tower Properties Company for the six months ended June 30, 2005

            Unaudited Pro Forma Tower Properties Company Balance Sheet at June 30, 2005

            Unaudited Notes to Pro Forma Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      TOWER PROPERTIES COMPANY

DATE: September 19, 2005

                                      By: /s/ Thomas R. Willard
                                          --------------------------------------
                                          Thomas R. Willard
                                          President and Chief Executive Officer

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of
Tower Properties Company:

We have audited the accompanying statement of revenue and certain expenses (as defined -- Note 2) of Tower Properties Company's 10955 Lowell Building (Building
20) for the year ended December 31, 2004. This financial statement is the responsibility of Tower Properties Company's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Tower Properties Company, as described in Note 2 to the financial statement. It is not intended to be a complete presentation of the 10955 Lowell Building revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined - note 2) of the 10955 Lowell Building (Building 20) for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Kansas City, Missouri
September 16, 2005

                            TOWER PROPERTIES COMPANY

                       10955 LOWELL BUILDING (BUILDING 20)

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2004
                     AND THE SIX MONTHS ENDED JUNE 30, 2005

                                                                                       6 months
                                                                  December 31,       ended 6/30/05
                                                                      2004            (Unaudited)
                                                                  ------------       -------------
REVENUE-
  Rent                                                             $2,037,509         $1,025,754
  Other                                                                19,881              3,169
                                                                   ----------         ----------
     Total Revenue                                                  2,057,390          1,028,923

OPERATING EXPENSES:
  Operating Expenses                                                  235,907            134,822
  Maintenance and Repairs                                             257,904            105,726
  Taxes Other than Income                                             293,637            140,297
  Other                                                               124,461             82,487
                                                                   ----------         ----------
     Total certain expenses                                           911,909            463,332
                                                                   ----------         ----------
     Revenue in excess of certain expenses                         $1,145,481         $  565,591
                                                                   ==========         ==========

        The accompanying notes are an integral part of these statements.

                            TOWER PROPERTIES COMPANY

                       10955 LOWELL BUILDING (BUILDING 20)

                      NOTES TO THE STATEMENT OF REVENUE AND
                                CERTAIN EXPENSES

1. 10955 LOWELL BUILDING (BUILDING 20)

The 10955 Lowell Building (Building 20) (the Property) is a ten-story, 111,373 rentable square-foot commercial office building located in Johnson County, Kansas. The Property was purchased by Tower Properties Company (TPC) for $12,350,000 on July 1, 2005, from 10955 Lowell Street Investors LLC. TPC is a commercial real estate company that will operate the property.

2. BASIS OF PRESENTATION

The statement of revenue and certain expenses excludes items not comparable to the projected future operations of the Property. Excluded expenses include mortgage interest, depreciation, amortization and federal, state and local income taxes. The unaudited financial statement for the six months ended June 30, 2005 have been prepared by management, and in the opinion of management, present a fair statement of revenues and certain expenses.

3. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates. The Company's accounting policies conform to accounting principles generally accepted in the United States of America.

4. REVENUE RECOGNITION

The revenue from the 10955 Lowell Building is derived primarily from rent from leases. Rental revenue is recognized on a straight-line basis over the term of individual non-cancellable operating leases.

                            TOWER PROPERTIES COMPANY
                          PRO FORMA STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
                                   (UNAUDITED)

                                                                                                  Adjust for
                                                   Tower Properties  10955 Lowell  10955 Lowell  Other Sales/  Tower Properties
                                                      Historical      Historical    Adjustments   Purchase        Pro Forma
                                                   ----------------  ------------  ------------  ------------  ----------------
REVENUES
  Rent                                               $ 22,129,639    $  2,037,509  $   (202,000) $ (2,758,847)   $  21,206,301
  Management and Service Fee                              960,756               -                           -          960,756
  Gain (Loss) on Disposition of Assets                    243,699               -                           -          243,699
  Interest and Other Income                               780,958          19,881             -      (549,244)         251,595
                                                     ------------    ------------  ------------  ------------    -------------
     Total Revenues                                    24,115,052       2,057,390      (202,000)   (3,308,091)      22,662,351

OPERATING EXPENSES
  Operating Expenses                                    4,496,710         235,907             -      (383,319)       4,349,298
  Maintenance and Repairs                               5,398,463         257,904             -      (984,159)       4,672,208
  Depreciation and Amortization                         5,997,625               -       463,953      (244,096)       6,217,482
  Taxes Other than Income                               2,041,695         293,637             -      (301,922)       2,033,410
  General, Administrative and Other                     2,367,758         124,461       (80,273)     (157,228)       2,254,718
                                                     ------------    ------------  ------------  ------------    -------------
        Total Operating Expenses                       20,302,251         911,909       383,680    (2,070,724)      19,527,116

INTEREST EXPENSE                                        4,462,888               -       560,000      (746,421)       4,276,467
                                                     ------------    ------------  ------------  ------------    -------------

        Income (Loss) Before Provision (Benefit)
          for Income Taxes                               (650,087)      1,145,481    (1,145,680)     (490,946)      (1,141,232)

BENEFIT FOR INCOME TAXES                                 (253,531)              -           (78)     (191,472)        (445,081)
                                                     ------------    ------------  ------------  ------------    -------------

NET INCOME (LOSS)                                    $   (396,556)   $  1,145,481  $  1,145,602) $   (299,474)   $    (696,151)
                                                     ============    ============  ============  ============    =============

Earnings (Loss) Per Share:
  Basic                                              $      (2.17)                                               $       (3.80)
                                                     ============                                                =============
  Diluted                                            $      (2.17)                                               $       (3.80)
                                                     ============                                                =============
Weighted Average Common Shares Outstanding:
  Basic                                                   182,980                                                      182,980
                                                     ============                                                =============
  Diluted                                                 182,980                                                      182,980
                                                     ============                                                =============

The accompanying unaudited notes are an integral part of this statement.

This pro forma information does not purport to be indicative of the results that actually would have been obtained if the operations had been combined during the periods and is not intended to be a projection of future results.

                            TOWER PROPERTIES COMPANY
                          PRO FORMA STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005
                                   (UNAUDITED)

                                                                                                   Adjust for
                                                      Tower Properties 10955 Lowell 10955 Lowell  Other Sales/  Tower Properties
                                                         Historical     Historical  Adjustments     Purchase       Pro Forma
                                                      ---------------- ------------ ------------  ------------  ----------------
REVENUES
  Rent                                                $     10,507,207 $  1,025,754 $   (101,000) $   (350,712) $     11,081,249
  Management and Service Fee                                   566,500                                       -           566,500
  Gain (Loss) on Disposition of Assets                       7,613,360                              (7,619,629)           (6,269)
  Interest and Other Income                                    533,577        3,169            -        (9,599)          527,147
                                                      ---------------- ------------ ------------  ------------  ----------------
   Total Revenues                                           19,220,644    1,028,923     (101,000)   (7,979,940)       12,168,627

OPERATING EXPENSES
  Operating Expenses                                         2,064,784      134,822            -       (63,703)        2,135,903
  Maintenance and Repairs                                    2,049,446      105,726            -      (142,921)        2,012,251
  Depreciation and Amortization                              2,671,640            -      231,811       (27,065)        2,876,386
  Taxes Other than Income                                      957,208      140,297            -       (50,794)        1,046,711
  General, Administrative and Other                          1,356,012       82,487      (43,131)     (216,940)        1,178,428
                                                      ---------------- ------------ ------------  ------------  ----------------
     Total Operating Expenses                                9,099,090      463,332      188,680      (501,423)        9,249,679

INTEREST EXPENSE                                             2,092,262            -      302,278      (219,019)        2,175,521
                                                      ---------------- ------------ ------------  ------------  ----------------
     Income (Loss) Before Provision (Benefit) for
      Income Taxes                                           8,029,292      565,591     (591,958)   (7,259,498)          743,427

PROVISION (BENEFIT) FOR INCOME TAXES                         3,131,423            -      (10,283)   (2,831,204)          289,936
                                                      ---------------- ------------ ------------  ------------  ----------------

NET INCOME (LOSS)                                     $      4,897,869 $    565,591 $   (581,675) $ (4,428,294) $        453,491
                                                      ================ ============ ============  ============  ================

Earnings (Loss) Per Share:
  Basic                                               $          26.47                                          $           2.45
                                                      ================                                          ================
  Diluted                                             $          26.47                                          $           2.45
                                                      ================                                          ================
Weighted Average Common Shares Outstanding:
  Basic                                                        185,013                                                   185,013
                                                      ================                                          ================
  Diluted                                                      185,013                                                   185,013
                                                      ================                                          ================

The accompanying unaudited notes are an integral part of this statement.

This pro forma information does not purport to be indicative of the results that actually would have been obtained if the operations had been combined during the periods and is not intended to be a projection of future results.

                            TOWER PROPERTIES COMPANY
                             PRO FORMA BALANCE SHEET
                                  JUNE 30, 2005
                                   (UNAUDITED)

                                                               TOWER PROPERTIES     PURCHASE
                                                                  HISTORICAL         10955         TOWER PROPERTIES
                                                                   6/30/2005         LOWELL            PRO FORMA
                                                               ----------------   ------------     ----------------
ASSETS
Investment in Commercial Properties:
    Commercial Properties, Net                                 $     84,249,623   $ 11,570,000     $     95,819,623

Real Estate Held for Sale                                            12,502,182              -           12,502,182

Cash and Cash Equivalents (Related Party)                            11,551,617     (3,000,000)           8,551,617
Investment Securities At Fair Value (Related Party)                   7,235,498              -            7,235,498
Receivables (Including Related Party)                                 2,743,602              -            2,743,602
Income Taxes Recoverable                                                568,925              -              568,925
Prepaid Expenses and Other Assets                                     1,354,776       (350,000)           1,004,776
Intangible Asset-Acquired Above-Market Leases                                 -        380,000              380,000
Intangible Asset-Acquired In-Place Leases Value                               -        400,000              400,000
                                                               ----------------   ------------     ----------------

      TOTAL ASSETS                                             $    120,206,223   $  9,000,000     $    129,206,223
                                                               ================   ============     ================

LIABILITIES AND STOCKHOLDERS' INVESTMENT
Liabilities:
  Mortgage Notes                                               $     51,086,800   $  9,000,000           60,086,800
  Real Estate Bond Issue                                              6,400,000              -            6,400,000
  Lines of Credit (Related Party)                                    10,500,000              -           10,500,000
  Accounts Payable and Other Liabilities                              2,983,791              -            2,983,791
  Deferred Income Taxes                                               8,534,614              -            8,534,614
                                                               ----------------   ------------     ----------------

      Total Liabilities                                              79,505,205      9,000,000           88,505,205

  Total Stockholders' Investment                                     40,701,018              -           40,701,018
                                                               ----------------   ------------     ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT                 $    120,206,223   $  9,000,000     $    129,206,223
                                                               ================   ============     ================

The accompanying unaudited notes are an integral part of this statement.

                            TOWER PROPERTIES COMPANY

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.    STATEMENTS OF INCOME

In addition to the July 1, 2005 purchase of the 10955 Lowell Building, TPC has had other sales and purchases of properties during the first six months of 2005.

On February 1, 2005, the Company sold the 9221 Quivira Building in Overland Park, Kansas. The sales price was $1,110,000 which resulted in a net gain of $77,000.

On February 28, 2005, the Company sold the 811 Main Building and Garage in Kansas City, Missouri to Commerce Bank, N.A. The sales price was $10,750,000. On March 24, 2005, the Company sold the 9th and Walnut Garage in Kansas City, Missouri to Commerce Bank, N.A. The sales price was $7,250,000. The sales of the 811 Main Building and Garage and the 9th and Walnut Garage to Commerce Bank, N.A., a related party, had a total combined sales price of $18,000,000 and resulted in a total combined net gain of $7,542,000.

On March 2, 2005, the Company purchased two 2-story office buildings, known as One and Two Liberty Plaza, totaling approximately 54,000 sq. ft. and surrounding surface parking lots in Liberty, Missouri for cash of approximately $5,500,000 and entered into a net operating lease with a tenant that expires in 2015.

The unaudited Pro Forma Statements of Income for the year ended December 31, 2004 and the six months ended June 30, 2005 combine the results of operations of TPC as if the sales of 9221 Quivira Building, 811 Main Building and Garage, 9th and Walnut Garage, and the purchases of One and Two Liberty Plaza and the 10955 Lowell Building had occurred at the beginning of each period presented.

The combined activity for the sales of 9221 Quivira Building, 811 Main Building and Garage, 9th and Walnut Garage, and the purchase of One and Two Liberty Plaza shown in the "Adjust for Other Sales/Purchase" column in the accompanying unaudited pro forma financial statements.

The activity related to 10955 Lowell is shown in two columns. One column, "10955 Lowell Historical", gives effects to revenue and certain expenses that exclude expenses such as mortgage interest, depreciation, amortization and federal, state and local income taxes.

The other column, "10955 Lowell Adjustments", represents other costs comparable to the projected future operations of the Property that are not in the "10955 Lowell Historical" column. The "10955 Lowell Adjustments" amounts include:

      - Rent-The adjustment to reduce Rent revenue represents the amortization of the Intangible Asset-Acquired Above-Market Leases that had a estimated fair value of $380,000 at the time of purchase and is being amortized over the remaining specific lease terms in accordance with SFAS No. 141 "Business Combinations".

      - Depreciation and Amortization-Represents the depreciation and amortization expense on assets representing $11,970,000 of the purchase price.

      - Interest Expense-Represents the interest expense on a $9,000,000 mortgage at 5.18% initiated at closing of the purchase of the Property and interest expense on $3,350,000 of funds borrowed on TPC's line of credit required to fund the full $12,350,000 purchase price.

      - Income Taxes-Represents federal, state and local income taxes at a 39% effective tax rate on all income and expense items in the columns "10955 Lowell Historical" and "10955 Lowell Adjustments".

      - General, Administrative and Other-Represents management fees paid to a third party included in the "10955 Lowell Historical" column which will not be incurred by TPC because TPC will operate the property with current staff.

2.    BALANCE SHEET

The unaudited pro forma Balance Sheet combines the June 30, 2005 TPC historical balance sheet and the effect of the purchase of 10955 Lowell as if the purchase was made on June 30, 2005. The significant purchase price adjustments in the unaudited Pro Forma Balance Sheet are in accordance with SFAS 141 and are described above.